                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                   Commercial National Financial Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TUESDAY, APRIL 27, 2004

================================================================================


         The annual meeting of shareholders of Commercial National Financial Corporation will be held at COMMERCIAL BANK, 101 NORTH PINE RIVER STREET, ITHACA, MICHIGAN 48847, on Tuesday, April 27, 2004, at 7:00 p.m. to consider and vote upon:

         1.       Election of Directors.

         2. To transact any other business that may come before the meeting.

         Shareholders of record at the close of business on March 12, 2004 are entitled to notice of and to vote at the meeting or any adjournment of the meeting.

By Order of the Board of Directors,

/s/ Jeffrey S. Barker

Jeffrey S. Barker
President and Chief Executive Officer
March 26, 2004

================================================================================

             It is important that your shares be represented at the
               meeting. Even if you expect to attend the meeting,
                   PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                                 PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS OF
                    COMMERCIAL NATIONAL FINANCIAL CORPORATION

                                  P.O. Box 280
                           101 North Pine River Street
                             Ithaca, Michigan 48847

         This proxy statement is being furnished to holders of common stock, with no par value ("Common Stock"), of Commercial National Financial Corporation (the "Corporation") in connection with the solicitation of proxies by the Corporation's board of directors for use at the annual meeting of shareholders to be held on April 27, 2004, and at any adjournment of that meeting. The annual meeting will be held at COMMERCIAL BANK, 101 NORTH PINE RIVER STREET, ITHACA, MICHIGAN 48847, AT 7:00 P.M. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and form of proxy are first being sent to shareholders on or about March 26, 2004.

         If a proxy in the form distributed by the Corporation is properly executed and returned to the Corporation, the shares represented by that proxy will be voted at the annual meeting of shareholders and at any adjournment of that meeting. Where a shareholder specified a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted for the election of all nominees to the board of directors. Management does not know of any other matters to be presented at the annual meeting. If other matters are presented, all proxies will be voted in accordance with the judgment of the persons named as proxies, who will consider management's recommendations.

         The following is information regarding the meeting and the voting process, presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

         You are receiving a proxy statement and proxy card from us because on March 12, 2004, the record date for the annual meeting, you owned shares of Commercial National Financial Corporation's common stock. This proxy statement describes the matters that will be presented for consideration by the shareholders at the annual meeting. It also gives you information concerning the matters to assist you in making an informed decision.

         When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change. If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

         You are being asked to vote on the election of all directors of Commercial National Financial Corporation for a term of one year. This matter is more fully described in this proxy statement.

How do I vote?

         You may vote either by mail or in person at the meeting. If you are a record holder of shares, you may complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

         If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all nominees.

         If you are a beneficial owner and a broker or other fiduciary is the record holder (or in what is usually referred to as "street name"), then you received this proxy statement from the record holder. The broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

         If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker, you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting. Even if you plan to attend the annual meeting, you should complete and return your proxy card in advance of the annual meeting in case your plans change.

If I hold shares in the name of a broker, who votes my shares?

         Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and the ratification of independent auditors, but cannot vote on non-routine matters, such as an amendment to the articles of incorporation or the adoption of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on a matter on which your broker does not have discretionary authority to vote, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will not affect the outcome of the voting as described below, under "How many votes are needed for approval of the proposal?" We encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

What does it mean if I receive more than one proxy card?

         It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

What if I change my mind after I return my proxy card?

         If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - signing another proxy card with a later date and returning that proxy card to us, or notify us that you are revoking your proxy to:

                    Commercial National Financial Corporation
                              101 North Pine River
                             Ithaca, Michigan 48847

     -    voting in person at the meeting.

         If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many votes do we need to hold the annual meeting?

         A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business. Shares are counted as present at the meeting if the shareholder either:

     -    is present in person at the meeting; or

     -    has properly submitted a signed proxy card or other form of proxy.

     On March 12, 2004, the record date, there were 4,072,569 shares of common stock issued and outstanding. Therefore, at least 2,036,285 shares need to be present at the annual meeting.

What happens if a nominee is unable to stand for re-election?

         In the event that any nominee is unable to serve or is otherwise unavailable for election, which is not now contemplated, the incumbent Corporation board of directors may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the person so selected. If a substitute nominee is not so selected, all proxies will be voted for the election of the remaining nominees. Proxies will not be voted for a greater number of persons than the number of nominees named.

What options do I have in voting on each of the proposals?

         You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on any other proposal that may properly be brought before the meeting.

How many votes may I cast?

         You are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for approval of the proposal?

         A vote of shareholders holding a plurality of shares is required to elect directors. For the purpose of counting votes on this proposal, abstentions, broker non-votes, and other shares not voted will not be counted as shares voted, and the number of votes of which a plurality is required will be reduced by the number of shares not voted.

Where do I find the voting results of the meeting?

         We will announce voting results at the meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ended June 30, 2004.

Who bears the cost of soliciting proxies?

         We bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of the Corporation or its wholly owned subsidiary, Commercial Bank, may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

                              ELECTION OF DIRECTORS

         The board of directors of the Corporation has nominated the following 10 persons for election to the board of directors at the annual meeting:

         Richard F. Abbott          Patrick G. Duffy        Howard D. Poindexter
         Jefferson P. Arnold        David A. Ferguson       Scott E. Sheldon
         Jeffrey S. Barker          Paul B. Luneack
         Don J. Dewey               Kim C. Newson

         Directors are to be elected at the annual meeting of shareholders to serve until the next following annual meeting of shareholders. The proposed nominees are willing to be elected and to serve.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS

VOTING SECURITIES

         The following table shows certain information concerning the number of shares of Common Stock held as of March 12, 2004, by shareholders known to management to have been the beneficial owner of more than 5% of the outstanding shares as of that date:

                               VOTING SECURITIES

                  Amount and Nature of Beneficial Ownership (1)

                            Sole Voting or    Shared Voting or
Name and Address of           Investment         Investment        Total Beneficial    Percent
Beneficial Owner                Power             Power(2)            Ownership        of Class
-------------------         --------------    ----------------     ----------------    --------
Kenneth R. Luneack
9333 N. Union Road
St. Louis, Michigan 48880      292,201            11,171                303,372          7.45%

         The following table sets forth information concerning the number of shares of Common Stock held as of March 12, 2004, by each of the Corporation's directors and nominees, the named executive officers of the Corporation, and by all directors and executive officers of the Corporation as a group:

                  Amount and Nature of Beneficial Ownership (1)


                              Sole Voting     Shared
                                 and        Voting or                   Total
                              Investment    Investment     Stock      Beneficial   Percent
     Beneficial Owner           Power        Power(2)    Options(3)   Ownership    of Class
     ----------------         -----------   ----------   ----------   ---------    --------
Richard F. Abbott                     -       104,952       3,540       108,492      2.66%
Jefferson P. Arnold              37,878        58,877       5,302       102,057      2.51%
Jeffrey S. Barker(4)             15,092        12,673      56,845        84,610      2.08%
Don J. Dewey                      5,650        14,672       6,192        26,514       .65%
Patrick G. Duffy(4)               3,023         7,390      30,417        40,830      1.00%
David F. Ferguson                35,208        50,453       2,281        87,942      2.16%
Paul B. Luneack                  91,921           991       1,294        94,206      2.31%
Kim C. Newson                    13,653        10,217       6,426        30,296       .74%
Howard D. Poindexter             70,732        71,722       3,664       146,118      3.59%
Andrew P. Shafley(4)             16,140             -      20,005        36,145       .89%
Scott E. Sheldon                154,044         3,726      11,347       169,117      4.15%
                                -------         -----      ------       -------     -----
All Directors and Executive
   Officers as a Group          443,341       335,673     147,313       926,327     22.74%
                                =======       =======     =======       =======     =====

(1) The number of shares stated is based on information furnished by the officers and directors and includes shares personally owned of record by each person and shares which under applicable regulations are deemed to be otherwise beneficially owned by each person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to the security. Voting power includes the power to vote or to direct the voting of the security. Investment power includes the power to dispose or to direct the disposition of the security. A person is also considered to be the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2) These numbers include shares as to which the indicated person is legally entitled to share voting or investment power by reason of joint ownership, trust or other contract or property right, and shares held by a family member over whom the indicated person may have substantial influence by reason of relationship.

(3) These numbers include vested stock options, granted under the Corporation's 1991 Stock Option Plan and 2001 Stock Option Plan, which entitle the holder to acquire beneficial ownership of such shares within sixty days.

(4) These numbers include shares that are allocated to the member's individual account under the Commercial Bank Employee Savings and Stock Ownership Plan.

DIRECTORS AND EXECUTIVE OFFICERS

         Biographical information concerning executive officers and directors who are nominated for election to the board of directors at the annual meeting is presented below. Except as otherwise indicated, all directors and executive officers have had the same principal employment for over 5 years and have held their positions with the Corporation since January 1998. All nominees were last elected to the Corporation's board of directors at the last annual meeting of shareholders that was held on April 22, 2003.

         Richard F. Abbott (age 69) has been a director of the Corporation and the Bank since 1989. He had been interim president and chief executive officer of the Bank from September 15, 1993, until March 16, 1994, and of the Corporation from September 15, 1993 until May 18, 1994. From May, 1990 to September 15, 1993, and from March 16, 1994 until December 31, 1996, Mr. Abbott served as executive vice president of the Bank and of the Corporation.

         Jefferson P. Arnold (age 64) has been a director of the Corporation since May 18, 1994. Mr. Arnold is an attorney at law and has practiced law with the Arnold Law Offices for over 30 years.

         Jeffrey S. Barker (age 55) is president and chief executive officer of the Corporation and the Bank. He has been a director of the Corporation and the Bank since November 12, 1997. He has been president and chief executive officer of the Bank and the Corporation since November 12, 1997.

         Don J. Dewey (age 66) has been a director of the Corporation since 1988 and a director of the Bank since 1987. He is a funeral director and the owner and president of Dewey Funeral Homes, Inc.

         Patrick G. Duffy (age 40) is executive vice president and chief financial officer of the Corporation and the Bank. He was named executive vice president and appointed to the board of directors of the Corporation and the Bank on May 19, 1999. He has been vice president and chief financial officer of the Bank and the Corporation since February 19, 1997.

         David A. Ferguson (age 54) has been a director of the Corporation since 1988 and a director of the Bank since 1985. He is a member of Chodoka LLC. He previously served as vice president of Ashcraft's Market, Inc., a regional retail grocery store chain.

         Paul B. Luneack (age 44) has been a director of the Corporation and the Bank since January 2002. He is Vice President of Ken Luneack Construction, Inc., a building materials manufacturer.

         Kim C. Newson (age 53) has been director of the Corporation since 1988 and a director of the Bank since 1987. He is president of Alma Hardware Company and general manager of Alma True Value Hardware, both of which are in the retail hardware business.

         Howard D. Poindexter (age 68) has been chairman of the board of the Corporation since February of 1993. He has been a director of the Corporation since 1988 and a director of the Bank since 1973. He is manager of Poindexter Farms, an independent farming business. From 1954 until his retirement in 1992, he was a soil conservationist for the U.S. Department of Agriculture.

         Scott E. Sheldon (age 46) has served as chairman of the board of the Bank since July of 1997. He has been a director of the Corporation since 1988 and a director of the Bank since 1985. He is the owner of Kernen-Sheldon Agency, and Shepherd Insurance Agency, which are insurance agencies.

         Jeffrey S. Barker and Patrick G. Duffy serve as the executive officers of the Corporation. Biographical information for Mr. Barker and Mr. Duffy is presented above. Mr. Shafley serves as an executive officer of the Bank. Biographical information for Mr. Shafley is presented below.

         Andrew P. Shafley (age 38) has served as the senior vice president and senior loan officer of Commercial Bank since May 19, 1999. Prior to that he served as vice president senior loan officer from May of 1998 until May of 1999. He previously served as vice president commercial loan officer from January of 1996 until May of 1999.

         The Corporation's executive officers serve in their capacity without receiving specific compensation for their services from the Corporation. The Corporation's executive officers continue to serve as executive officers of the Bank. All officers serve at the pleasure of the boards of directors of the Corporation and the Bank.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

         General The Corporation's board has three standing committees, the Human Resources Committee, the Corporate Governance Committee and the Audit Committee. The board of directors of the Corporation held 13 meetings during 2003. All incumbent directors attended at least 75% of the aggregate number of meetings of the board of directors and meetings of committees on which they served.

         Human Resources Committee The Human Resources Committee includes Messrs. Ferguson, Arnold, Poindexter, Luneack and Sheldon. The Human Resources Committee makes compensation recommendations. The Human Resources Committee met 3 times in 2003. The Human Resources Committee administers the 2001 Stock Option Plan.

         Corporate Governance Committee The Corporate Governance Committee includes Messrs. Abbott, Barker, Newson, Poindexter and Sheldon. The Corporate Governance Committee is responsible for making recommendations to the board of directors regarding director performance, ethical conduct and compensation, director recruitment, management succession plans and other matters which affect the board's ability to discharge its duties. The Committee met one time during 2003.

         Audit Committee The Audit Committee recommends to the board the employment of independent certified public accountants to examine the financial statements of the Corporation and its subsidiary, makes such additional examinations as the committee deems advisable, reviews reports of examination of the Corporation and its subsidiary received from regulatory authorities, reports to the board at least once each calendar year on the results of examinations made and offers such conclusions and recommendations as the committee deems appropriate. During 2003, the Audit Committee was comprised of Messrs. Dewey, Newson, Poindexter, Sheldon and Abbott. The Audit Committee met 6 times during 2003.

         The board of directors and Audit Committee have adopted a revised Audit Charter effective December 17, 2003. (Appendix A)

         During 2003, the Corporation's Audit Committee was comprised of Mr. Dewey, Mr. Newson, Mr. Poindexter, Mr. Sheldon and Mr. Abbott. Each of these members meets the requirements for independence as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

         The board of directors has determined that it does not have a member of the Audit Committee that qualifies as an "audit committee financial expert" under the regulations of the Securities and Exchange Commission. The Board of Directors has not been able to identify individuals that meet the Security and Exchange Commissions definition of "audit committee financial expert" that also meets the general requirements for serving as a member of the board of directors including residency in the markets served by the Bank. The board of directors believes that the experience of the Audit Committee members, and access to regular training through association sponsored programs serves as a compensating factor.

         The Corporation's entire board of directors, excluding Mr. Barker and Mr. Duffy, performs the functions of Compensation Committee. The Corporation's entire board of directors performs the functions of Nominating Committee.

DIRECTOR NOMINATIONS AND QUALIFICATIONS

         The Corporation's board of directors will consider the nomination of candidates for election as directors of the Corporation at any meeting of shareholders called for the purpose of electing directors submitted by any shareholder entitled to vote at that meeting assuming that the nomination is made in accordance with the procedures outlined in the following section entitled Shareholder Communication with the Board, Nomination and Proposal Procedures. The nomination shall be void and all votes cast in favor of a person so nominated shall be disregarded if the nomination is not made in accordance with the outlined procedures.

         The Corporation's board of directors evaluates all potential nominees for election, including incumbent directors, board nominees and those shareholder nominees included in the proxy statement, in the same manner. Generally, the Corporation's board of directors believes that, at a minimum, directors should possess certain qualities, including the highest personal and professional ethics and integrity, a sufficient educational and professional background, demonstrated leadership skills, sound judgment, a strong sense of service to the communities which we serve and an ability to meet the standards and duties set forth in our code of conduct. Additionally, all nominees must be under the age of 70, which is the mandatory retirement age established by the board. The Corporation's board of directors also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to determine whether they are "independent" in accordance with Nasdaq requirements (to ensure that at least a majority of the directors will, at all times, be independent). The Corporation's board of directors has not, in the past, retained any third party to assist it in identifying candidates.

SHAREHOLDER COMMUNICATION WITH THE BOARD, NOMINATION AND PROPOSAL PROCEDURES

         General Communications with the Board Shareholders may contact Commercial National Financial Corporation's board of directors by contacting Patrick G. Duffy, Secretary, at Commercial National Financial Corporation, 101 North Pine River, Ithaca, Michigan 48847 (989) 875-4144. All comments will be forwarded directly to the Chairman of the board of directors.

         Nominations of Directors Currently, the corporation does not have a separate Nominating Committee of the board of directors. Instead, the entire board of directors, include Mr. Barker and Mr. Duffy, serve as the Nominating Committee. The Corporation believes that all directors, except for Mr. Barker and Mr. Duffy, are independent. The independent board members met 2 times during 2003 without the presence of Mr. Barker and Mr. Duffy. These meetings also provide a forum which director candidates are discussed. The board of directors believes that the directors as a group are able to perform the duties of Nominating Committee in a fair and impartial manner.

         In accordance with our articles of incorporation, a shareholder may nominate a director for election to the board at an annual meeting of shareholders by delivering written notice of the nomination to the Secretary of the Corporation not fewer than 14 days nor more than 50 days prior to the date of the annual meeting. If less than 21 days notice is given to the shareholders, such nomination shall be delivered to the Secretary of the Corporation not more than 7 days following the date of such notice. If a nomination is not made in accordance with the foregoing procedures, such nomination shall be void and all votes cast in favor of a person so nominated shall be disregarded.

         The shareholder's notice of intention to nominate a director must include:

               1. the name, age, business address and residence address of the proposed nominee,

               2. the principal occupation or employment of the proposed nominee,

               3. the number of shares of capital stock of the Corporation beneficially owned by the nominee

               4. the total number of shares of capital stock of the Corporation that will be voted for each nominee

               5. the name business address and resident address of the shareholder making the nomination

               6. the number of shares of capital stock of the Corporation owned by the nominating shareholder

               7. a statement indicating that the nominee is willing to be nominated,

               8. and such other information regarding the nominee as would be required under the rules of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the election of the nominee.

         Proposals of Shareholders Proposals of shareholders intended to be presented at the annual meeting scheduled to be held April 26, 2005, must be received by the Corporation for inclusion in its proxy statement and form of proxy relating to that meeting by November 26, 2004. Proposals of shareholders should be made in accordance with Securities and Exchange Commission Rule 14a-8.

         Code of Ethics Commercial National Financial Corporation has a code of conduct in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow. The Chief Executive Officer, Chief Financial Officer and Controller have also signed additional code of ethics agreements that comply with provisions of the Sarbanes-Oxley Act.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows certain information concerning the compensation of the named executive officers of the Corporation and the Bank for the three years ended December 31, 2003. For the same period, the annual salary and bonus of no other executive officer of the Corporation or Bank exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                          Long Term
                                                                                     Compensation Awards
                                                                          Securities Underlying
                                       Annual Compensation                        Options             All Other
Name and Principal Position     Year        Salary(1)         Bonus(3)       (No. Shares) (2)      Compensation (4)
---------------------------     ----   -------------------    --------    ---------------------    ----------------
Jeffrey S. Barker               2003         134,000           56,000             11,592                11,904
President and                   2002         129,000           56,000             11,980                11,278
   Chief Executive Officer      2001         125,000           62,000             13,081                10,449
   of the Corporation and
   Bank

Patrick G. Duffy                2003         107,000           37,000             10,542                 8,961
Executive Vice President        2002         101,000           37,000             10,879                 8,749
   and Chief Financial          2001          98,000           41,000             11,923                 8,374
   Officer of the Corporation
   and Bank

Andrew P. Shafley               2003          98,000           36,000              9,450                 8,763
Senior Vice President           2002          89,200           36,000              9,923                 8,551
    and Senior Loan Officer     2001          83,113           40,000              9,261                 7,319
    of the Bank

(1) Includes compensation deferred under the Commercial Bank Employee Savings and Stock Ownership Plan and directors' fees.

(2) Shares have been adjusted for the 5% stock dividend paid in November of 2003.

(3) Bonuses are calculated based on a board of director approved formula. The formula is based on earnings, return on average equity, and return on average assets. The board of directors also has discretion in adjusting the bonus for other factors including but not limited to individual performance.

(4) All other compensation for Mr. Barker, Mr. Duffy, and Mr. Shafley includes the following:

                           Matching and Base Contributions
                     Under the Commercial Bank Employee Savings          Life, Short-term and Long-term
                                Stock Ownership Plan               Disability Premium Paid by the Corporation
                     ------------------------------------------    ------------------------------------------
Mr. Barker   2003                   10,620                                             1,284
             2002                   10,087                                             1,191
             2001                    9,314                                             1,135

Mr. Duffy    2003                    7,862                                             1,099
             2002                    7,756                                               993
             2001                    7,440                                               934

Mr. Shafley  2003                    7,682                                             1,081
             2002                    7,576                                               975
             2001                    7,267                                               909

         It is the Corporation's practice to award stock options annually to key policy making members of management. Stock options have been an important component of the Corporation's executive compensation program for several years. Stock options are believed to help align the interests of senior management with the interests of shareholders by promoting stock ownership by senior executive officers and by rewarding them for appreciation in the price of the Corporation's Common Stock. Stock options which were granted, exercised, or outstanding during 2003 were granted under the 1991 Stock Option Plan and the 2001 Stock Option Plan. The 1991 Stock Option Plan terminated by its terms on April 22, 2001. The Corporation's shareholders have approved the 2001 Stock Option Plan.

         The Corporation's 1991 Stock Option Plan and 2001 Stock Option Plan provide that stock options, stock appreciation rights, and tax benefit rights may be issued to directors, officers, and key employees. Stock options entitle a participant to buy shares of Common Stock of the Corporation during a specified time period at a specified price. Subject to restrictions imposed by the Plan, the human resource committee in its discretion determines who will be granted options, how many shares will be subject to options, and the form of consideration that may be paid upon exercise of an option. As of December 31, 2003, a maximum of 138,141 authorized shares are subject to the exercise of options under the 2001 plan. As of December 31, 2003, a maximum of 155,699 authorized shares are subject to the exercise of options under the 1991 plan. As of December 31, 2003, no stock appreciation rights had been granted under the 2001 plan.

         The following tables set forth information concerning stock options granted to and exercised or retained by the named executive officers of the Corporation and Bank during 2003. In 2003, the Corporation granted options under the 2001 Stock Option Plan. As indicated in the following table, options awarded in 2003 are exercisable for ten years.

                     OPTIONS GRANTED IN LAST FISCAL YEAR (1)

                     No. of      Percent of
                   Securities   Total Options                              Potential Realizable Value at Assumed
                   Underlying    Granted to                                    Annual Rates of Stock Price
                    Options     Employees in     Exercise     Expiration       Appreciation for Option Term
       Name         Granted      Fiscal Year   Price ($/Shr)     Date          0%         5%            10%
       ----        ----------   -------------  -------------  -----------  ---------    ---------     --------
Jeffrey S. Barker    11,592        22.98%        $ 11.90       6/6/2013     $    0      $  86,753     $219,848

Patrick G. Duffy     10,542        20.89%        $ 11.90       6/6/2013     $    0      $  78,895     $199,935

Andrew P. Shafley     9,450        18.73%        $ 11.90       6/6/2013     $    0      $  70,722     $179,224

(1) The per share exercise price of each option is equal to the market value of the Common Stock on the date each option was granted. The option information has been adjusted to reflect the 5% stock dividend paid in November of 2003. All outstanding options were granted for a term of ten or fewer years. Options terminate subject to certain limited exercise provisions, in the event of death, retirement, or other termination of employment. In the event of a change in control of the Corporation, a participant may exercise tax benefit rights granted in tandem with the options. Such tax benefit rights would entitle an optionee to cash payments at the time of exercise to partially reimburse the optionee for tax liability.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

                                                                                        Value of Unexercised
                      Number of                          Number of Unexercised         In-the-Money Options at
                   Shares Acquired                       Options at Year End                  Year End
Name                 On Exercise     Value Realized   Exercisable    Unexercisable    Exercisable   Unexercisable
-----------------------------------------------------------------------------------------------------------------
Jeffrey S. Barker        -                $ -           56,845          32,939         $  164,948    $    30,122
Patrick G. Duffy         -                $ -           30,417          29,305         $   63,125    $    26,156
Andrew P. Shafley        -                $ -           20,005          27,498         $   35,760    $    22,576

CHANGE OF CONTROL ARRANGEMENT

         The Bank has entered into a Change of Control Arrangement with named executive officers Jeffrey S. Barker, Patrick G. Duffy, and Andrew P. Shafley providing that if certain "employment changes" occur within 24 months after a "change of control" of the Corporation, then they shall receive a lump sum severance payment equal to 1-1/2 times their yearly salary and bonus.

         The Arrangement generally defines employment changes as follows: termination of employment for reasons other than good cause; a significant change in the nature or scope of their authority or in the overall working environment; their assignment to duties materially inconsistent with their present duties, responsibilities and status; or a material reduction in their monthly rate of base salary. A change of control occurs for purposes of the Arrangement when more than 50% of the Corporation's common stock is acquired by an entity, person or group.

         The Bank's purpose in entering into the Arrangement with Mr. Barker, Mr. Duffy, and Mr. Shafley is to provide these individuals with financial security following a change of control and to provide an additional inducement for them to remain employed by the Bank. With continuation of their employment reasonably assured, the Corporation and its shareholders should be more assured that they will act, with respect to a possible change of control, for the benefit of the Corporation and its shareholders and without concern for their own financial security.

COMPENSATION OF DIRECTORS

         The board of directors of the Bank holds regular monthly meetings. The Bank compensates its directors at the rate of $1,000 per month. The Chairman of the board is paid $2,000 per month. Directors of the Bank, who are not executive officers, are paid $150 for each committee meeting attended. The Corporation's board of directors meetings customarily coincide with Bank board of directors meetings. No separate cash compensation is paid to directors for Corporation board of directors meetings.

         The directors of the Corporation and Bank may receive stock options under the Corporation's 2001 Stock Option Plan. The number of shares of Common Stock covered by each option equals the number of shares the director could purchase if he had purchased shares with the directors fees that the director earned during the year. The options awarded to the directors are exercisable after six months from the date of grant and expire ten years from the date of grant.

AUDIT COMMITTEE REPORT

         The following report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934.

         The Audit Committee reports as follows with respect to the Corporation's audited financial statements for the year ended December 31, 2003 (the "Consolidated Financial Statements"): (1) the Audit Committee has reviewed and discussed the Consolidated Financial Statements with the Corporation's management; (2) the Audit Committee has discussed with its independent auditors (Crowe, Chizek and Company LLP) the matters required to be discussed by Statement on Auditing Standards No. 61, which include, among other items, matters related to the conduct of the audit of the Consolidated Financial Statements; (3) the Audit Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the Corporation and its related entities) and has discussed with the auditors the auditors' independence from the Corporation; and (4) based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Consolidated Financial Statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

The above named report submitted by,

Don J. Dewey (Chairperson)
Richard F. Abbott
Howard D. Poindexter
Scott E. Sheldon
Kim C. Newson

DIRECTOR ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS

         The Corporation's directors are encouraged to attend the annual meeting of the shareholders. At the 2003 annual shareholders meeting, all of the directors were in attendance.

RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The firm of Crowe, Chizek and Company LLP examined and certified the financial statements of the Corporation for the year ended December 31, 2003. Upon the recommendation of the Audit Committee, the Board of Directors has selected Crowe, Chizek and Company LLP to act as the Corporation's independent auditors for 2004.

                                      2003          2002
                                      ----          ----
Audit Fees                          $ 47,200      $ 50,200
Audit Related Fees                    14,200        10,950
Tax Fees                               7,500         5,500
Other Professional Services Fees      21,750        47,400
                                    --------      --------
 Total                              $ 80,650      $114,050
                                    ========      ========

         Audit Fees includes fees paid to Crowe, Chizek and Company LLP for professional services rendered for the audit of the Corporation's financial statements for the year ended December 31, 2003 including fees related to annual report on Form 10-K, and reviewing of the Corporation's quarterly reports on Form 10-Q filed during the year ended December 31, 2003.

         Audit Related Fees includes fees to audit the Employee Stock Ownership Plan of Commercial Bank.

         Tax Fees includes fees paid to Crowe, Chizek and Company LLP for professional services rendered to prepare the Corporation's federal tax return and the Corporation's and subsidiaries state tax returns.

         Other Professional Fees includes the aggregate fees billed for services rendered by Crowe, Chizek and Company LLP, other than services included above under the captions "Audit Fees", "Audit Related Fees" and "Tax Fees". This includes compliance review services.

         The Audit Committee of the Corporation believes the services provided by Crowe, Chizek and Company LLP in exchange for the fees set forth above under the caption "All Other Fees" are compatible with Crowe, Chizek and Company LLP's independence. Greater than 50% of the hours expended on Crowe, Chizek and Company LLP's engagement to audit the Company's financial statements for the year ended December 31, 2003 were performed by full-time permanent employees of Crowe, Chizek and Company LLP.

         Audit Committee Pre-Approval Policy Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by Crowe Chizek. These services include audit and audit-related services, tax services, and other services. Crowe Chizek and management are required to periodically report to the Audit Committee regarding the extent of services provided by Crowe Chizek in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis that the committee had not already specifically approved. In 2003, all of the services described above were pre-approved by the Audit Committee.

         A representative of Crowe, Chizek and Company LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and to make any comments deemed appropriate.

CERTAIN RELATIONSHIPS

         Directors and officers of the Corporation and members of their immediate families and businesses controlled by them were customers of and had certain transactions with the Bank in the ordinary course of business since January 1, 2003. It is anticipated that such transactions will take place in the future in the ordinary course of business. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates, fees, and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present any unfavorable features.

         During 2003, the Bank retained the services of Mr. Arnold, an attorney, for routine legal matters. These fees were billed at the regular rates charged by Mr. Arnold for services rendered to all of his firm's clients. The fees paid by the Bank did not exceed 5% of the firm's gross revenues for its last fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and certain officers and persons who own more than ten percent of the Corporation's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Corporation's common stock. These officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of these reports.

         To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements were satisfied, with respect to the applicable officers, directors and greater than ten percent beneficial owners.

                                   APPENDIX A
                                  AUDIT CHARTER

                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
                                  AUDIT CHARTER

PURPOSE

The board of directors of Commercial National Financial Corporation and its affiliates recognizes that a comprehensive internal control structure is an important component of achieving the overall goals and objectives of the organization. The board of directors has established the Audit Committee for the purpose of governing and overseeing the design and implementation of the internal control structure.

                         DEFINITION OF INTERNAL CONTROL

Internal control is defined as a process, affected by an entity's board of directors, management, internal auditors, external auditors and other personnel, designed to provide reasonable assurance regarding the achievement of the following objectives:

- effectiveness and efficiency of operations including the safeguarding of assets,

-    reliability of financial reporting, and

-    compliance with applicable laws and regulations.

Effectiveness and Efficiency of Operations

Effectiveness and efficiency of operations includes:

- The ability to monitor progress in achieving profitability and performance goals. This includes the reporting processes used by management and the board to make decisions.

- Safeguarding of resources by ensuring that assets are protected from theft and abuse, are properly recorded and fairly valued.

RELIABILITY OF FINANCIAL REPORTING

The Audit Committee recognizes its fiduciary responsibility to shareholders, depositors and loan customers; who rely on our financial information to make informed decisions. The accounting practices used by management are to be conservative and in compliance with GAAP and other regulatory guidance. Financial reporting includes but is not limited to:

-    Press releases

-    Annual reports

-    Condensed interim reports

- Regulatory reports filed with the SEC, FDIC, Federal Reserve and other agencies

Compliance with Applicable Laws and Regulations

This objective covers all laws and regulations that management and the board of directors must comply with including SEC rules, consumer protection laws, labor laws etc. The goal is to avoid compliance failures that result in:

-    civil or criminal litigation,

-    adverse public relations,

-    loss of customer goodwill, or

- other penalties that restrict management's ability to manage the institution.

                         STRUCTURE AND RESPONSIBILITIES

Membership

The Audit Committee is to be comprised of a minimum of 5 members of the board of directors. The Committee shall be appointed annually by a majority of the board of directors.

The Committee shall be comprised of INDEPENDENT members of the board of directors:

         -        Management is excluded from membership on the Committee.

         - The Committee should exclude board members that act as a consultant, advisor, promoter, or underwriter of the bank or any of its affiliates

         - Members may not have any extensions of credit from the bank, other than ordinarily offered to any other similar customer.

         - Members must comply with independent standards as defined by the Security and Exchange Commission and the Nasdaq.

         - The Committee shall ANNUALLY assess the independence of each member of the Committee.

The Committee members shall demonstrate competence and financial sophistication regarding the financial reporting process. This includes:

         -        attending internal and external training sessions,

         - possessing skills and expertise in related disciplines such as accounting, finance, banking etc.

         - demonstrating the ability to understand fundamental financial statements including balance sheet, income statement and statement of cash flow.

Meetings

The Committee is expected to meet at least 4 TIMES PER YEAR. The Committee shall elect a chairperson and a secretary.

The Committee shall have unrestricted access to internal and external auditors. At each committee meeting, time will be reserved for the Committee to discuss issues without management present. The Committee reserves the right to request the presence of any other member of the board of directors, member of management, employees or third party advisor.

The Committee shall keep minutes of all activities and report their activities to the board of directors.

Responsibilities

1)   Oversee Financial Reporting and Disclosure

     - Financial Statements and Disclosures - The Committee shall read the Corporation's periodic and annual filings with the SEC and consider whether they accurately reflect the financial condition of Commercial National Financial Corporation and its results of operations.

     - Disclosure of Transactions Involving Management and Principal Stockholders - The Committee shall determine that management has established procedures to report to the SEC, within two (2) business days, changes in Commercial National Financial Corporation stockholdings by directors, officers, and more than 10% stockholders of the Corporation. Also, the Committee shall determine that management has put in place procedures to report to the SEC, within ten (10) business days, for any new directors, officers or 10% stockholders of the Corporation.

     - Management Certification of Financial Statements and Disclosures, and Assessment of Internal Controls - The Committee shall ensure that management has established adequate procedures to ensure that quarterly and annual financial statements and disclosures are accurate and complete. This will include reviewing and approving the quarterly and annual CEO and CFO certifications.

     - Disclosure of Code of Business Conduct and Ethics - The Committee shall determine that management has complied with requirements of the SEC to disclose in periodic reports whether or not Commercial National Financial Corporation has established a Code of Ethics.

     - Disclosure of Audit Committee Approval of Non-Audit Services - The Committee shall determine that management has complied with requirements of the SEC to disclose the approval by the Committee of all non-audit services to be performed by the Corporation's independent external auditor.

     - The Committee shall review significant accounting policies, accounting estimates, and new accounting rules.

2)   Selection of Internal and External Auditors.

     - The Committee should consider competency, independence, scope of testing and the budget.

     - Internal and external audit functions shall report directly to the Audit Committee.

     - All reports, responses and other correspondence shall be directed to the Committee.

3)   Assess the Independence of the External and Internal Auditors Annually.

     - Recommend the appointment and/or discharge of the independent external auditor;

     -    Pre-approve the external auditors fees;

     -    Evaluate the external auditors independence; and

     - Pre-approve all permissible non-audit services and fees to be provided by the external auditors.

4)   Annually Approve the Internal and External Audit Plans

     a) establishing the scope of work performed by the internal and external auditors as required by the annual audit in conjunction with the bank's management, internal auditor, and independent public accountant,

5)   Supervise Internal Audit Function

     - Review with management the results of the independent external auditor's quarterly financial statements reviews;

     - Review with management and the independent external auditor the results of the annual financial statements audit;

     - Review with management and the independent external auditor their assessment of the quality of the Corporation's accounting principles, the adequacy of internal accounting and disclosure controls and resolution of identified significant deficiencies or material weaknesses and reportable conditions in internal accounting and disclosure controls;

     - Review compliance with laws and regulations and other audit reports deemed significant by the Committee;

     - Receive certain communications from the independent external auditors on an annual basis which include required communications under generally accepted auditing standards; and

     - Based on this review, the Committee shall make its recommendation to the Board as to the inclusion of the audited consolidated financial statements in the Corporation's annual report on Form 10-K.

6) Fraud Reporting and Handling of Complaints The Committee shall establish procedures for:

          - the receipt, retention, and treatment of complaints received by the corporation regarding accounting, internal controls, regulatory matters or other audit matters, and

          - the confidential, anonymous submission by employees of Commercial National Financial Corporation and its subsidiaries regarding questionable accounting or auditing matters.

7)   Report to the Board of Directors

          The Committee shall report the results of all audits the board of directors as soon as practical after each Committee meeting.

8)   Communication to Shareholders

          - The Committee shall report activities in an annual report to be included in Commercial National Financial Corporation's proxy statement.

          - The Committee should file a copy of the audit charter with the SEC every three years and after any amendments.

          - The Committee shall disclose annually the name and number of persons determined to be Committee financial experts, or explain why it does not have one. It must also indicate whether the financial experts are independent of management,

Authority

In order to properly discharge it's duties, the Audit Committee, has the authority to:

     - engage third party advisors including legal counsel, auditors, or other advisors as it deems necessary,

     - meet with the Corporation's general in-house legal counsel when appropriate,

     - establish the appropriate funding needed to compensate the external and internal auditors and any advisor employed by the Committee, and

     - register for seminars, presentations and other educational opportunities as deemed appropriate by the Committee.

PROXY              COMMERCIAL NATIONAL FINANCIAL CORPORATION               PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 2004

The undersigned acknowledges receipt of notice of and a proxy statement for the annual meeting of shareholders of Commercial National Financial Corporation to be held on APRIL 27, 2004. The undersigned hereby appoints James A. Navarre and Karen L. Ebright, each of them proxies of the undersigned with full power of substitution, to vote all shares of the undersigned in Commercial National Financial Corporation at the annual meeting of its shareholders to be held on April 27, 2004, and at any adjournment thereof, with all powers which the undersigned would have if personally present. The undersigned hereby instructs Commercial National Financial Corporation to vote any and all shares held for the account of the undersigned under the Commercial National Financial Corporation Dividend Reinvestment Plan in accordance with the specifications, if any, made in this proxy.

1.   Election of Directors:
     [ ] VOTE FOR all nominees (except as    [ ] WITHHOLD AUTHORITY to vote for
             marked to the contrary).              all nominees listed below.

Richard F. Abbott, Jefferson P. Arnold, Jeffrey S. Barker, Don J. Dewey, Patrick
G. Duffy, David A. Ferguson, Paul B. Luneack, Kim C. Newson, Howard D. Poindexter, and Scott E. Sheldon.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMERCIAL NATIONAL FINANCIAL CORPORATION. IF THIS PROXY IS PROPERLY EXECUTED AND DELIVERED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR ELECTION OF ALL NOMINEES NAMED ON THIS PROXY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

Number of Shares:
                 -------------


Dated:                                         , 2004
      -----------------------------------------

X
--------------------------------------------------------------
Signature

X
--------------------------------------------------------------
Signature, if held jointly

Please sign exactly as your name(s) appear(s). Joint owners should each sign personally. Executors, administrators, trustees and persons signing for corporations or partnerships should give their title as such. If a corporation, please sign in full corporate name by president or authorized officer. If partnership, please sign in partnership name by properly authorized person.

                PLEASE SIGN AND RETURN THIS PROXY PROMPTLY IN THE
                             ENCLOSED ENVELOPE TO:
                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
                                  P.O. BOX 280
                           101 NORTH PINE RIVER STREET
                             ITHACA, MICHIGAN 48847